UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 28, 2023, TOMI Environmental Solution, Inc. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“NASDAQ”) confirming that the Company has regained compliance with NASDAQ’s minimum bid price continuing listing requirement as set forth in Listing Rule 5550(a)(2) and that the matter was now closed.

In connection with the Annual Meeting of Stockholders of the Company to held on September 12, 2023 (the “Annual Meeting”), the Company filed a definitive proxy statement on August 21, 2023 (the “Proxy Statement”). The Proxy Statement included a proposal for stockholders to authorize the Company’s Board of Directors, in its discretion, to amend the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split of the Company’s common stock for the purpose of enabling the Company to regain compliance with NASDAQ’s $1.00 minimum bid price continued listing requirement (Proposal 3) (the “Reverse Stock Split Proposal”). The Proxy Statement also disclosed that the Company will only implement the reverse stock split if it believes it is necessary to comply with NASDAQ’s minimum bid price requirement prior to the required deadline, and if the Company is able to regain compliance earlier or by other means, the Company will not effectuate the reverse stock split. In light of the letter from NASDAQ on August 28, 2023 confirming that the Company has regained compliance, the Company does not intend at this time to implement the reverse stock split as described in the Proxy Statement.

Additional Information

The Company has filed with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a definitive proxy statement in connection with the Annual Meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. Stockholders are urged to read these materials, including any supplement or amendment thereto, and any other relevant documents the Company will filed with the SEC when they become available, because they will contain information about the Company and the matters to be voted on at the Annual Meeting. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from the Company by contacting the Company’s Investor Relations at IMS Investor Relations: jnesbett@imsinvestorrelations.com, or by going to the Company Investor Relations page on its website at https://investor.tomimist.com/. The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with Annual Meeting.

Forward-Looking Statements

Certain statements in this report are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. The Company disclaims any obligation to update any forward-looking statement contained in this report and the exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
99.1	Letter from Nasdaq dated August 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: August 28, 2023	By:	/s/ Halden S. Shane
Name: Halden S. Shane
Title: Chief Executive Officer

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